                                                                    Exhibit 99.1








                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DISTRICT OF PENNSYLVANIA

In re:  Carbide Graphite Group, Inc., et al.              Case Numbers:  01-0029744 through 01-00297448 MBM
--------------------------------------------              Reporting Period:  September 21 - October 31, 2001
                      Debtors

                                                  AMENDED MONTHLY OPERATING REPORT
                                                  --------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      DOCUMENT         EXPLANATION
REQUIRED DOCUMENTS                                                               FORM NO.             ATTACHED           ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                      MOR-1                                       X
------------------------------------------------------------------------------------------------------------------------------------
         Bank Reconciliation (or copies of debtor's bank reconciliation)         MOR-1 (CON'T)                               X
------------------------------------------------------------------------------------------------------------------------------------
         Copies of bank statements                                                                                           X
------------------------------------------------------------------------------------------------------------------------------------
         Cash disbursements journal                                                                        X
------------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                          MOR-2                     X
------------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                    MOR-3                     X
------------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                     MOR-4                     X
------------------------------------------------------------------------------------------------------------------------------------
         Copies of IRS Form 6123 or payment receipt                                                        X
------------------------------------------------------------------------------------------------------------------------------------
         Copies of tax returns filed during reporting period                                               X
------------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                             MOR-5                                       X
------------------------------------------------------------------------------------------------------------------------------------
         Listing of aged accounts payable                                                                  X
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                                     MOR-5                     X
------------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                             MOR-6                     X
------------------------------------------------------------------------------------------------------------------------------------


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ William M. Thalman                                                                                               11/28/01
---------------------------------------------------------------------------------                                 -----------------
Signature of Debtor                                                                                               Date


William M. Thalman                                                                                   V.P. - Treasurer
---------------------------------------------------------------------------------              ------------------------------------
Printed Name of Debtor                                                                                                        Title

CARBIDE/GRAPHITE GROUP, INC.
MOR-1


A schedule of cash reciepts and disbursements was completed and is available by request
Bank reconciliations were performed and are available by request
Bank statements are available by request
The cash disbursements by legal entity is listed below


DISBURSEMENTS BY LEGAL ENTITY
-----------------------------------------------------------
LEGAL ENTITY                                                                SEPTEMBER 21-30               OCTOBER

The Carbide/Graphite Group, Inc.                                         $       1,177,912.11     $     10,075,730.08

Seadrift Coke, L.P.                                                      $     $ 1,124,885.00     $      4,353,381.30

Carbon/Graphite International, Inc. (FSC)                                   less than $15,000       less than $15,000

CG Specialty Products Management Corporation                                less than $15,000       less than $15,000

Carbide/Graphite Management Corporation                                     less than $15,000       less than $15,000

CARBIDE/GRAPHITE GROUP, INC.
MOR-2
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE MONTHS ENDED
(#'S IN '000S)


                                                                       9/30/2001               10/31/2001

Sales                                                                     13,441                    14,263
Cost of goods sold                                                        14,596                    14,412
                                                                     -----------               -----------
Gross profit                                                              (1,155)                     (149)

SG&A                                                                         940                       964
                                                                     -----------               -----------
Operating income before items below                                       (2,095)                   (1,113)

Other compensation                                                          --                        --
Other (income) expense, net                                                 --                         400
                                                                     -----------               -----------
Operating income/(loss)                                                   (2,095)                   (1,513)

Non-operating expenses (income):
 Special financing costs                                                    --                        --
 Interest expense                                                          1,093                     1,030
 Other non-operating (income)/expense                                       --                        --
                                                                     -----------               -----------
Income/(loss) before income taxes                                         (3,188)                   (2,543)

Provision for income taxes                                                (1,116)                     (890)
                                                                     -----------               -----------
Net income (loss) from continuing operations                              (2,072)                   (1,653)

Extraordinary loss on early extinguishment of debt
   net of tax benefit                                                       --                        --

                                                                     -----------               -----------
Net income (loss)                                                         (2,072)                   (1,653)
                                                                     ===========               ===========

Est. earnings per share data:
     Income excluding other items                                    $     (0.25)              $     (0.17)
     Income before discontinued operations                           $     (0.25)              $     (0.20)
     Extraordinary loss                                              $      --                 $      --
                                                                     -----------               -----------
     Net income per share                                            $     (0.25)              $     (0.20)

Weighted average shares                                                8,331,342                 8,331,342



CARBIDE/GRAPHITE GROUP, INC.
MOR-3
CONSOLIDATED BALANCE SHEET
(#'S IN '000S)

                                                                9/30/2001              10/31/2001
ASSETS
------
Current assets:
     Cash & short term investments                              $   2,450               $   3,129

     Marketable securities                                              0                       0

     Accounts receivable
           Accounts receivable                                     33,456                  32,801
           Allowance for doubtful accts                            (2,530)                 (2,550)
                                                                ---------               ---------
           Net accounts receivable                                 30,926                  30,251

     Inventory
           Gross inventory                                         63,100                  60,837
           Obsolescence reserve                                      (983)                   (941)
           Lifo reserve                                           (15,282)                (15,282)
                                                                ---------               ---------
           Net inventory                                           46,835                  44,614

     Prepaid expenses                                               1,203                   3,627
     Other current assets                                           4,010                   5,212
     Deferred tax asset                                             4,987                   4,987
                                                                ---------               ---------
        Total current assets                                       90,411                  91,820

Fixed assets:
     Gross                                                        350,711                 351,040
     Accumulated depreciation                                    (233,135)               (234,321)
                                                                ---------               ---------
        Net fixed assets                                          117,576                 116,719

Other assets                                                       23,306                  24,177
                                                                ---------               ---------
        TOTAL ASSETS                                            $ 231,293               $ 232,716
                                                                =========               =========

                                      LIABILITIES
                                      -----------
Current liabilities:
     Trade accounts payable                                     $  22,564               $  25,083
     Overdrafts                                                         0                       0
     Other current liabilities                                     19,073                  19,609
                                                                ---------               ---------
        Total current liabilities                                  41,637                  44,692

Long-term debt:
     Senior notes                                                       0                       0
     Line of credit                                               128,681                 128,681
                                                                ---------               ---------
        Total long -term debt                                     128,681                 128,681

Long term reserves                                                 15,632                  15,647
Deferred revenue                                                    2,088                   2,076
Deferred tax provision                                                  0                       0
                                                                ---------               ---------
        TOTAL LIABILITIES                                         188,038                 191,096

                                  SHAREHOLDERS' EQUITY
                                  --------------------
Common stock                                                           99                      99
Additional paid in capital                                         36,712                  36,712
Treasury stock, at cost                                           (11,207)                (11,207)
Common stock to be issued under warrants                            3,424                   3,424
Unfunded pension obligation                                        (4,893)                 (4,893)
Other comprehensive income                                            (18)                      0
Retained earnings                                                  19,138                  17,485
                                                                ---------               ---------
        TOTAL SHAREHOLDERS' EQUITY                                 43,255                  41,620
                                                                ---------               ---------
        TOTAL LIABILITIES AND S.H. EQUITY                       $ 231,293               $ 232,716
                                                                =========               =========


THE CARBIDE/GRAPHITE GROUP INC.
MOR-4
STATUS OF POSTPETITION TAXES
REPORT PERIOD - OCTOBER, 2001

Copies of payroll tax verification attached
Copies of tax returns filed during the period from September 21, 2001 through October 31, 2001 are attached

                                      Beginning      Amount                                                         Ending
                                         Tax       Withheld or       Amount           Date       Check No.            Tax
                                      Liability      Accrued          Paid            Paid        or EFT           Liability
                                   ------------------------------------------------------------------------------------------------
FEDERAL
Withholding                                 -      408,878.88       91,081.13       10/5/2001       **              71,620.62
                                                                   119,228.82      10/16/2001       **
                                                                    80,920.96      10/19/2001       **
                                                                    46,027.35      10/30/2001       **

FICA - Employee                             -      201,204.76       47,314.71       10/5/2001       **              30,996.39
                                                                    55,864.47      10/16/2001       **
                                                                    42,734.38      10/19/2001       **
                                                                    24,294.81      10/30/2001       **

FICA - Employer                             -      202,996.29       48,349.15       10/5/2001       **              30,396.28
                                                                    56,061.47      10/16/2001       **
                                                                    43,677.47      10/19/2001       **
                                                                    24,511.92      10/30/2001       **

Unemployment                                -               -

Income                                      -               -

Other:

Total Federal Taxes                         -      813,079.93      680,066.64                                      133,013.29

STATE AND LOCAL
Withholding                                 -      112,847.70                                                      112,847.70

Sales                                       -                                                                               -

Excise                                      -               -                                                               -

Unemployment                                -       14,134.36                                                       14,134.36

Real Property                               -                                                                               -

Personal Property                           -                                                                               -

Other:

Total State and Local Taxes                        126,982.06               -                                      126,982.06

Total Taxes                                        940,061.99      680,066.64                                      259,995.35


                      ** ADP Statement of Deposits Attached

SEADRIFT COKE L.P.
MOR-4
STATUS OF POSTPETITION TAXES
REPORT PERIOD - OCTOBER, 2001

Copies of payroll tax verification attached
Copies of tax returns filed during the period from September 21, 2001 through October 31, 2001 are attached

                                      Beginning      Amount                                                           Ending
                                         Tax       Withheld or       Amount           Date       Check No.             Tax
                                      Liability      Accrued          Paid            Paid        or EFT            Liability
                                   ------------------------------------------------------------------------------------------------
FEDERAL
Withholding                                 -       66,010.46       33,493.56      10/16/2001       **                      -
                                                                    32,516.90      10/30/2001       **

FICA - Employee                             -       35,277.63       17,816.02      10/16/2001       **                      -
                                                                    17,461.61      10/30/2001       **

FICA - Employer                             -       35,277.65       17,816.04      10/16/2001       **                      -
                                                                    17,461.61      10/30/2001       **

Unemployment                                -           23.24                                                           23.24

Income                                      -

Other:

Total Federal Taxes                         -      136,588.98      136,565.74      223,122.00                           23.24

STATE AND LOCAL
Withholding                                 -

Sales                                       -

Excise                                      -

Unemployment                                -           33.28                                                           33.28

Real Property                               -

Personal Property                           -

Other:                                      -

Total State and Local Taxes                 -           33.28               -               -                           33.28

Total Taxes                                 -      136,622.26      136,565.74      223,122.00                           56.52



                      ** ADP Statement of Deposits Attached

MOR-5

THE CARBIDE/GRAPHITE GROUP, INC.
CONSOLIDATED ACCOUNTS PAYABLE AGING
OCTOBER 31, 2001



             TOTAL               0 - 30 DAYS         31 - 60 DAYS       PRE-PETITION

--------------------------------------------------------------------------------------
               20,787,535           1,468,264             266,737          19,052,535
--------------------------------------------------------------------------------------


A summary of unpaid post petition debts has been completed and is available upon request



THE CARBIDE/GRAPHITE GROUP, INC.
CONSOLIDATED ACCOUNTS RECEIVABLE AGING
OCTOBER 31, 2001


                              0 - 30 DAYS         31 - 60 DAYS        61 - 90 DAYS        91 - 120 DAYS         OVER 120 DAYS
          TOTAL               OUTSTANDING         OUTSTANDING         OUTSTANDING          OUTSTANDING           OUTSTANDING

-----------------------------------------------------------------------------------------------------------------------------------
              $28,692,280         $14,766,313          $5,817,767          $3,173,095           $1,528,094              $3,407,011
-----------------------------------------------------------------------------------------------------------------------------------


An accounts receivable reconciliation has been completed and is available upon request.

THE CARBIDE/GRAPHITE GROUP, INC.
MOR-6
DEBTOR QESTIONNAIRE
OCTOBER 31, 2001

---------------------------------------------------------------------------------------------------------
                                                                                        Yes         No
---------------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                             X
---------------------------------------------------------------------------------------------------------
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
     below.                                                                                            X
---------------------------------------------------------------------------------------------------------
3.   Have all postpetition tax returns been timely filed?  If no, provide an
     explanation below.                                                                      X
---------------------------------------------------------------------------------------------------------
4.   Are workers compensation, general liability and other necessary insurance
     coverages in effect? If no, provide an explanation below.                               X
----------------------------------------------------------------------------------------------------------